Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Terry L. Shepherd, John C. Heinmiller and Kevin
T. O'Malley, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of St. Jude Medical, Inc. and any or all amendments thereto, relating to the St. Jude Medical, Inc. 2002 Stock Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed on this 18th day of July, 2002, by the following persons.



       /s/ Terry L. Shepherd                          /s/ Walter L. Sembrowich
       ------------------------------------           --------------------------
       Terry L. Shepherd                              Walter L. Sembrowich
       Chairman and Chief Executive Officer           Director
       (Principal Executive Officer)


       /s/ John C. Heinmiller                         /s/ Daniel J. Starks
       ------------------------------------           --------------------------
       John C. Heinmiller                             Daniel J. Starks
       Vice President, Finance and                    Director
       Chief Financial Officer
       (Principal Financial and Accounting Officer)


       /s/ Ronald A. Matricaria                       /s/ David A. Thompson
       ------------------------------------           --------------------------
       Ronald A. Matricaria                           David A. Thompson
       Director                                       Director


       /s/ Richard R. Devenuti                        /s/ Stefan K. Widensohler
       ------------------------------------           --------------------------
       Richard R. Devenuti                            Stefan K. Widensohler
       Director                                       Director


       /s/ Stuart M. Essig                            /s/ Wendy L. Yarno
       ------------------------------------           --------------------------
       Stuart M. Essig                                Wendy L. Yarno
       Director                                       Director


       /s/ Thomas H. Garrett III                      /s/ Frank C-P Yin
       ------------------------------------           --------------------------
       Thomas H. Garrett III                          Frank C-P Yin
       Director                                       Director